THE HUNTINGTON FUNDS

HUNTINGTON DIVIDEND CAPTURE FUND

HUNTINGTON SITUS FUND

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

SUPPLEMENT DATED APRIL 2, 2014, TO THE HUNTINGTON FUNDS’

PROSPECTUS DATED DECEMBER 13, 2013, AS AMENDED

EFFECTIVE AS OF MARCH 31, 2014, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR AND PORTFOLIO MANAGER” IN THE HUNTINGTON DIVIDEND CAPTURE FUND’S SUMMARY PROSPECTUS ON PAGE 6 WITH THE FOLLOWING:

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Kirk Mentzer, Senior Vice President and Director of Investment Research of the Advisor, and Peter Sorrentino, CFA, Senior Vice President of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Mentzer has served as Portfolio Manager of the Fund since 2001 and Mr. Sorrentino has served as Portfolio Manager of the Fund since 2014.

EFFECTIVE AS OF MARCH 31, 2014, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR AND PORTFOLIO MANAGER” IN THE HUNTINGTON SITUS FUND’S SUMMARY PROSPECTUS ON PAGE 11 WITH THE FOLLOWING:

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Huntington Asset Advisors, Inc. B. Randolph “Randy” Bateman, CFA, Chief Investment Officer of the Advisor, and Kirk Mentzer, Senior Vice President and Director of Investment Research of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Bateman has served as the Fund’s Portfolio Manager since 2002 and Mr. Mentzer has served as the Fund’s Portfolio Manager since 2014.

EFFECTIVE AS OF MARCH 31, 2014, PLEASE REPLACE THE SECTION TITLED “INVESTMENT ADVISOR” IN THE HUNTINGTON FUNDS’ PROSPECTUS DATED DECEMBER 13, 2013, ON PAGE 34 WITH THE FOLLOWING:

Investment Advisor

Subject to the supervision of the Trustees, Huntington Asset Advisors, Inc. (“the Advisor”) provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of Huntington National Bank, is the investment advisor to the Huntington Funds. As of December 31, 2013, the Advisor had assets under management of $3.8 billion. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2013, Huntington National Bank had assets of over $59 billion.

The Advisor has designated the following as Portfolio Managers for the Funds. Included is their business experience for the last five years.

Kirk Mentzer and Peter Sorrentino, CFA, are primarily responsible for the day-to-day management of the Dividend Capture Fund.

B. Randolph “Randy” Bateman, CFA, and Kirk Mentzer are primarily responsible for the day-to-day management of the Situs Fund.

B. Randolph “Randy” Bateman is primarily responsible for the day-to-day management of the Situs Fund. Mr. Bateman has served as the Portfolio Manager of the Situs Fund since 2002. He is Chief Investment Officer of the Advisor. Mr. Bateman joined The Huntington National Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree from North Carolina State University.

Kirk Mentzer is primarily responsible for the day-to-day management of the Dividend Capture Fund and Situs Fund. Mr. Mentzer has served as Portfolio Manager of the Dividend Capture Fund since 2001 and as Portfolio Manager of the Situs Fund since 2014. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer joined The Huntington National Bank in 2000. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Peter Sorrentino is primarily responsible for the day-to-day management of the Dividend Capture Fund. Mr. Sorrentino has served as the Portfolio Manager of the Dividend Capture Fund since 2014. Mr. Sorrentino joined Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Senior Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino holds a Chartered Financial Analyst designation. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

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